STATEMENT OF INVESTMENTS
BNY Mellon Emerging Markets Fund

May 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.8%
Australia - .6%
BHP Group Ltd.	44,769		1,331,891
Brazil - 6.0%
B3 SA - Brasil Bolsa Balcao	845,834		1,739,703
Banco Bradesco SA, ADR	1,148,247		2,824,688
Raia Drogasil SA	396,184		1,907,393
TOTVS SA	214,788		1,175,200
WEG SA	491,839		3,537,824
XP, Inc., Cl. A	106,874		2,029,537
			13,214,345
China - 20.5%
Alibaba Group Holding Ltd.	218,200		2,135,643
Centre Testing International Group Co. Ltd., Cl. A	540,127		851,946
China Merchants Bank Co. Ltd., Cl. H	316,500		1,417,062
Contemporary Amperex Technology Co. Ltd. Cl. A	107,500		2,940,153
JD.com, Inc., Cl. A	93,900	[a]	1,384,045
Kanzhun Ltd. ADR	81,408	[b]	1,729,920
Midea Group, Cl. A	323,700		2,894,231
NARI Technology Co. Ltd., Cl. A	703,737	[b]	2,187,905
NetEase, Inc.	153,500		2,723,289
Proya Cosmetics Co. Ltd., Cl. A	169,200	[b]	2,551,432
Shenzhen Inovance Technology Co. Ltd., CI. A	359,132		2,875,741
Silergy Corp.	89,000		1,309,028
Sungrow Power Supply Co. Ltd., CI. A	224,406	[b]	3,063,618
Tencent Holdings Ltd.	275,500		12,780,374
Trip.com Group Ltd.	62,200	[b]	3,173,389
Yum China Holdings, Inc.	25,687		918,567
			44,936,343
France - 2.4%
TotalEnergies SE	70,703		5,162,190
Hong Kong - 3.9%
AIA Group Ltd.	540,200		4,198,691
Hong Kong Exchanges & Clearing Ltd.	39,500		1,336,042
Pacific Basin Shipping Ltd.	5,176,000		1,823,313
Prudential PLC	128,178		1,233,814
			8,591,860
India - 19.7%
Avenue Supermarts Ltd.	20,055	[b,c]	1,032,864

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
India - 19.7% (continued)
Dr. Lal PathLabs Ltd.	51,464	[c]	1,639,728
HDFC Bank Ltd.	188,080		3,446,615
HDFC Life Insurance Co. Ltd.	263,364	[c]	1,733,157
ICICI Bank Ltd.	197,411	[b]	2,665,167
Info Edge India Ltd.	49,574		3,376,868
Infosys Ltd.	105,786		1,781,385
KEI Industries Ltd.	61,473		3,036,096
Mahindra & Mahindra Ltd.	100,644		3,031,873
Marico Ltd.	413,818		2,963,639
Pidilite Industries Ltd.	50,913	[b]	1,819,910
Reliance Industries Ltd.	128,513	[b]	4,414,658
Sona Blw Precision Forgings Ltd.	394,972	[c]	3,085,376
Tata Consultancy Services Ltd.	58,789		2,595,348
Titan Co. Ltd.	52,683		2,047,482
Zomato Ltd.	2,034,327	[b]	4,387,311
			43,057,477
Indonesia - 3.2%
Bank Mandiri Persero TBK PT	14,892,700		5,403,692
Bank Rakyat Indonesia Persero TBK PT	6,239,700		1,665,295
			7,068,987
Japan - .8%
Unicharm Corp.	57,100		1,847,228
Mexico - 6.4%
Banco del Bajio SA	474,352	[c]	1,642,542
Fomento Economico Mexicano SAB de CV	388,919		4,455,497
Grupo Financiero Banorte SAB de CV, Cl. O	402,181		3,820,441
Wal-Mart de Mexico SAB de CV	1,063,935		3,997,634
			13,916,114
Netherlands - .7%
ASML Holding NV	1,553		1,488,832
Peru - 1.6%
Credicorp Ltd.	21,653		3,579,674
Philippines - .5%
Ayala Corp.	115,480		1,176,525
Poland - 1.6%
Dino Polska SA	36,005	[a,b,c]	3,595,876
Russia - .0%
Lukoil PJSC, ADR	85,809	[b,d]	0
Sberbank of Russia PJSC, ADR	884,047	[b,d]	0
X5 Retail Group NV, GDR	198,889	[b,d]	0
Yandex NV, Cl. A	34,166	[b,d]	0

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
South Africa - 1.3%
Clicks Group Ltd.		175,913		2,769,273
South Korea - 7.0%
KT Corp.		74,310		1,961,820
LG Energy Solution Ltd.		3,731	[b]	898,881
Samsung Electronics Co. Ltd.		203,890		10,922,005
Samsung SDI Co. Ltd.		5,628		1,535,780
				15,318,486
Sweden - 1.3%
Epiroc AB, Cl. A		132,404		2,771,629
Taiwan - 16.8%
Advantech Co. Ltd.		150,000	[b]	1,632,110
Airtac International Group		48,527		1,533,399
Chailease Holding Co. Ltd.		495,546	[b]	2,336,085
Chroma ATE, Inc.		302,000		2,675,054
Delta Electronics, Inc.		217,000		2,172,255
MediaTek, Inc.		64,000		2,431,848
Taiwan Semiconductor Manufacturing Co. Ltd.		729,000		18,399,597
Uni-President Enterprises Corp.		1,912,000	[b]	4,718,028
Voltronic Power Technology Corp.		17,000	[b]	887,973
				36,786,349
United States - 1.0%
Schlumberger NV		45,893		2,106,030
Uruguay - 3.5%
Globant SA		10,707	[b]	1,725,112
MercadoLibre, Inc.		3,381	[b]	5,834,186
				7,559,298
Total Common Stocks (cost $185,609,977)				216,278,407
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,100,642)	5.43	2,100,642	[e]	2,100,642

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $340,080)	5.43	340,080	[e]	340,080
Total Investments (cost $188,050,699)		100.0%		218,719,129
Cash and Receivables (Net)		.0%		85,307

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Net Assets	100.0%	218,804,436

ADR—American Depositary Receipt

GDR—Global Depository Receipt

a Security, or portion thereof, on loan. At May 31, 2024, the value of the fund’s securities on loan was $3,578,361 and the value of the collateral was $3,832,342, consisting of cash collateral of $340,080 and U.S. Government & Agency securities valued at $3,492,262. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2024, these securities were valued at $12,729,543 or 5.82% of net assets.

d The fund held Level 3 securities at May 31, 2024. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Emerging Markets Fund

May 31, 2024 (Unaudited)

The following is a summary of the inputs used as of May 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	43,023,948	173,254,459	††	0	216,278,407
Investment Companies	2,440,722	-		-	2,440,722

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust's Board of Trustees (the "Board") has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At May 31, 2024, accumulated net unrealized appreciation on investments was $30,668,430, consisting of $54,573,031 gross unrealized appreciation and $23,904,601 gross unrealized depreciation.

At May 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.